UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2004

Fidelity D & D Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA		18512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

FIDELITY D & D BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 30, 2004, the Registrant entered into a complete settlement agreement and general release with Michael F. Marranca.  The agreement is attached as Exhibits 99.1 to this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

99.1	Complete Settlement Agreement and General Release between Michael F. Marranca, Fidelity D & D Bancorp, Inc., and The Fidelity Deposit and Discount Bank dated July 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity D & D Bancorp, Inc.

Date: August 10, 2004	BY:	/s/Salvatore R. DeFrancesco, Jr.

	Name:	Salvatore R. DeFrancesco, Jr.
	Title:	Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Complete Settlement Agreement and General Release between Michael F. Marranca, Fidelity D & D Bancorp, Inc., and The Fidelity Deposit and Discount Bank dated July 30, 2004.